UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 12, 2024

Alight, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-39299	86-1849232
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

320 South Canal Street 50th Floor, Suite 5000
Chicago, Illinois		60069
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (224) 737-7000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	ALIT	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01 Completion of Acquisition or Disposition of Assets.

On July 12, 2024, Alight, Inc. (together with its subsidiaries, the “Company” or “Alight”) and Tempo Acquisition LLC, a subsidiary of the Company, completed the previously announced sale (the “Transaction”) of Alight’s Professional Services segment and Alight’s Payroll & HCM Outsourcing business within the Employer Solutions segment (collectively, the “Divested Business”) to Axiom Buyer, LLC, a newly-formed entity and an affiliate of H.I.G. Capital, L.L.C. (“Buyer”), pursuant to the terms of the Stock and Asset Purchase Agreement (the “Purchase Agreement”), dated as of March 20, 2024. The Transaction as well as the Purchase Agreement referenced herein are more fully described in the Company’s Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission on March 20, 2024, which description is incorporated herein by reference. The Purchase Agreement is filed as Exhibit 2.1 hereto and is incorporated by reference herein.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Katie J. Rooney Departure

In its Current Report on Form 8-K filed on May 8, 2024, Alight disclosed that Ms. Rooney would remain the Company’s Chief Operating Officer focusing on the closing of the Transaction, after which she would step down. In connection with the closing of the Transaction, Ms. Rooney has departed from the Company, effective as of July 12, 2024. Ms. Rooney will be entitled to receive the post-employment payments and benefits associated with a termination without cause under her employment agreement dated as of August 18, 2021.

Special Transaction Awards

On July 12, 2024, the Compensation Committee of the Company’s Board of Directors approved the grant of cash bonus awards (the “Special Transaction Awards”) to several executive officers, including: (i) Jeremy J. Heaton, the Company’s Chief Financial Officer, in the amount of $750,000, (ii) Martin T. Felli, the Company’s Chief Legal Officer and Corporate Secretary, in the amount of $750,000, and (iii) to Gregory R. Goff, the Company’s President, in the amount of $800,000, in recognition of their significant efforts to consummate the Transaction. Each Special Transaction Award will become payable in the next practical payroll period following the Closing, subject to applicable withholding taxes.

Item 7.01 Regulation FD Disclosure.

Press Release

On July 12, 2024, the Company issued a press release announcing the completion of the Transaction. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Webcast

Alight expects to post a webcast to the Events and Presentations section of the Company’s Investor Relations website at 8:30 a.m. (ET) on July 18, 2024, during which management will review a supplemental presentation (the "Supplemental Presentation") regarding the close of the transaction. During the webcast, Mr. Heaton will state in his presentation that management expects Q2 revenue and adjusted EBITDA results for the continuing business to be in-line with expectations set during the Q1 earnings call and that the divested business is anticipated to be slightly below expectations.

Investor Presentation

On July 18, 2024, the Company will make the Supplemental Presentation, entitled "Alight Supplemental Presentation", available through the Investors section of its website (http://investor.alight.com). The Company may use the investor presentation, which contains financial and other data, from time to time with investors, analysts, and other interested parties to assist in their understanding of the Company and the Transaction. The information found on, or otherwise accessible through, the Company's website is not incorporated by reference herein.

The information in Item 7.01 of this report, including Exhibit 99.1, shall be deemed “furnished” and not “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as may be set forth by specific reference in that filing.

Item 9.01 Financial Statements and Exhibits.

(b) Pro Forma Financial Information.

The Unaudited Pro Forma Condensed Consolidated Balance Sheet as of March 31, 2024 gives effect to the Disposition Adjustments and Other Transaction Adjustments as if they had occurred or become effective March 31, 2024. The Unaudited Pro Forma Condensed Consolidated Statements of Operations for the three months ended March 31, 2024, the years ended December 31, 2023, and 2022, the six months ended December 31, 2021 (Successor), and the six months ended June 30, 2021 (Predecessor), give effect to the Disposition Adjustments and Other Transaction Adjustments as if they had occurred or become effective on January 1, 2021, the beginning of the earliest period presented. Other Transaction Adjustments are only presented within the Unaudited Pro Forma Condensed Consolidated Statements of Operations for the three months ended March 31, 2024, and the year ended December 31, 2023. These financial statements are filed as Exhibit 99.2 hereto and is incorporated herein by reference.

(d) Exhibits.

2.1

Stock and Asset Purchase Agreement, dated as of March 20, 2024, by and among Tempo Acquisition LLC, Axiom Buyer, LLC, the Company (for the limited purposes set forth therein) and Axiom Intermediate I, LLC (for the limited purposes set forth therein) (incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K, filed with the SEC on March 20, 2024)†

99.1	Press Release of the Company dated July 12, 2024
99.2	Unaudited Pro Forma Condensed Consolidated Financial Statements of Alight, Inc.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

† The related exhibits and schedules are not being filed herewith. The registrant agrees to furnish supplementally a copy of any such exhibits and schedules to the Securities and Exchange Commission upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Alight, Inc.

Date:	July 18, 2024	By:	/s/ Martin Felli
Martin Felli, Chief Legal Officer and Corporate Secretary